www.gmxresources.com www.gmxresources.com The date of these presentation materials is January 26, 2006 GMXR NASDAQ National Market System Exhibit 99.1

GMXR

GMXR
Certain Reserve Information
Forward Looking Statements
This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements.  They include statements regarding the company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company’s properties and potential reserve and production levels.  These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company’s properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond
the control of the company.    Reference is made to the company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks.  For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors.  It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs.  Accordingly, there is no assurance that the drilling schedule will occur as projected.  GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or
“upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the
SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company.  By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

MARION
HARRISON
WILLOW SPRINGS, 38
WASKOM, 21
OAK HILL, 58
CARTHAGE, 43
PANOLA

GMXR

Management maintains 24% equity stake
CEO – Ken Kenworthy, Jr.
CFO – Ken Kenworthy, Sr.
Key Gas Resource Play
Cotton Valley
Sands, Travis Peak Sands & Pettit Limes; North
Carthage Field, East Texas Panola & Harrison
County; “Tight Gas Sands” Sabine Uplift
GMX RESOURCES INC. ‘GMXR’
NASDAQ National Market System
Rapidly Growing Independent E&P Company
Rapidly Growing Independent E&P Company
93% Natural Gas
Stacked Multiple Reservoirs
Only Core Area: 99% of NAV
Drilled 56 Wells
619 gross / 374 net CVS Locations
26,853 gross / 15,948 net acres
7 Yrs of Development, 6 Rigs
Cotton Valley Sands Glen Rose, Pettit & Travis Peak

GMXR

Long Life, Low Risk, Low Decline for Decades
100% Development Success
56 GMXR / PVA wells
50 Year Lives
Reserve Increases – Cost Decreases
YE02-05 CVS EUR p/w
avg.: .7-.9-1.05-1.245
BCFE
(1)
Costs $1.5 – $1.8 mm CWC
Production Growth Potential
(2)
232% Increase 4Q05 vs. 4Q04
150% - 195% Production Increase YE06 vs. YE05
Strong Reserve and NAV Growth Potential
160 BCFE 1P05 149% Increase
(1)
Total Reserves 500 BCFE 3P05
(2)
Resource Play Investment Characteristics
(1)
Based on Sproule reserves 12/31/05
(2)
Internal Estimates, company estimates of undrilled locations.
Quarterly Prod. His.
825,000 mcf  4Q05 Guidance
600,000
800,000
1,000,000
mcf
900,000 – 1,100,000 mcf 1Q06 Guidance

0
12,867
FEET
GMXR
Cotton Valley
Producers
PVA / GMXR

GMXR

2003
Permitted
Well
2004
Permitted
Well
2005
Permitted
Well
CVS Producers & Field Production
PVA / GMXR PVA / GMXR
CV Well  - CV Depths
8,500’ – 12,000’
Production data from IHS Dwights.
Texas Counties: Harrison, Panola, Gregg & Rusk
5,220 CVS Wells
Prod Cum 6,090 BCFE as of Oct. 2005
Gladewater /
Glenwood / White
Oak/ Willow
Springs
663 BCFE
Woodlawn
135 BCFE
Waskom
270 BCFE
Oak Hill
1,384 BCFE
Bethany / Elysian
403 BCFE
Carthage / Beckville /
Briggs
3,442 BCFE
Tatum / Blocker
310 BCFE
O
v
e
r
t
o
n
GMXR
JV Acreage
GMXR
100% Acreage

GMXR

Cotton Valley Sand Stats
1.098 MMBTU
.50 @ $5 per mmbtu; .65 @ $6 per mmbtu; 1.20 @ $10 mmbtu Basis Differential
45 years Economic Life
201 mmcfg + 1,500 bo
(1)
126 mmcfg + 1,000 bo
(1)
1st Year Average Production
2nd Year Average Production
6,000-11,000 bw less gel; 250,000 - 450,000 # tempered 40/70 & 20/40 sand;
55-70 bpm; lmtd entry perforation style
Fracture Stimulation
$1.5 mm - $1.8 mm
(2)
Completed Well Cost
12 - 20 Days
20 - 25 Days
30 - 35 Days
Spud to TD
Spud to Spud
Spud to Sales
Stroud Sands 8200 – 8400’ Main Field Pay
Higher Production Rates & Lower Decline
BCD Sands   8500 – 9000’ Emerging Field Pay
Several 20’ – 40’ Sands
DBV Sands  9100 – 9600’ Secondary Contributor
Four 50’+ Bar Sands  (Davis, Bodcaw, Vaughn)
Taylor Sands 9700 – 10,000’ Main Field Pay – Target
Three Main Sands
(1)
GMXR and PVOG average wellhead production forecast before any deducts
(2)
2002 – 2005 historical costs; costs could go up in 2006

GMXR

• 12/31/05 exit rate 9.5       mmcfepd est.
•
12/31/06 exit rate 20-25 mmcfepd est. 110%-163% Increase
Grow Proved Reserves
YE04
64 BCFE
(2)
21% Increase
YE05
160 BCFE
(2)
149% Increase
Build Shareholder Value
Goals and Results
(1)
4Q05 and 1Q06 are company estimates.
(2)
Sproule Associates, Inc. 12/31/04 & 12/31/05
120%-165% Increase
10-12 mmcfepd vs. 1Q05
1Q06
232% Increase
9 mmcfepd vs. 4Q04
4Q05
Increase Natural Gas Production
Increase Natural Gas Production
(1)

GMXR

CVS Producers & Most Active Operators
2003
Permitted
Well
2004
Permitted
Well
2005
Permitted
Well
BP
Comstock NEG
Samson
Samson
Winchester
Comstock
Peoples
EnCana
Hunt
Chevron
Anadarko
Anadarko
Devon
Devon
XTO
Goodrich
Dallas Prd
BP
Anadarko
Texas Counties: Harrison, Panola, Gregg & Rusk
5,220 CVS Wells
Prod Cum 6,090 BCFE as of Oct. 2005
PVA / PVA /
GMXR GMXR
PVA / GMXR PVA / GMXR
CV Well  - CV Depths
8,500’ – 12,000’
Production data from IHS Dwights.
TXOK
XTO
Samson
Devon
Chevron
Chevron
CHK
GMXR
JV Acreage
GMXR
100% Acreage

GMXR

GMXR / PVA Joint Venture
Map depicts all wells, all depths
Gas Well
Production data from IHS Dwights.
•
Barnwell et al 1950- 60’s
• Travis Peak & Pettit
•
Above 6,600 Feet
• Field Cums 264 BCF
• Field Cums 8,739,866 BO
• 280 Wells
•
Field Cums Equiv. 316 BCFE
Oil Well GMXR
Acreage
•
Amoco 1950’s
• Glen Rose Field
•
4,400 Feet
• Field Cums 14,126,184 BO
• 90 Wells
•
Field Cums Equiv. 85 BCFE

GMXR

Shallow Prospective Stats
50 years Economic Life
182 - 273 mcfg + 10% – 14% oil
(1)
109 - 182 mcfg + 10% – 14% oil
(1)
1st Year Average Production
2nd Year Average Production
Nitrogen foam treatment Stimulation
<$900,000
(2)
Completed Well Cost
7 - 10 Days
10 - 15 Days
17 - 30 Days
Spud to TD
Spud to Spud
Spud to Sales
Glen Rose                             4000 – 4400’ Possible Secondary Recovery
Pettit Page Sand & Limes    6200 – 6350’ Main Field Pay
(5 Distinct Reservoirs)
Upper Travis Peak Sands     6350 – 6800’ Main Field Pay
(10 Distinct Reservoirs)
Middle Travis Peak Sands   6900 – 7700’
Secondary Contributor (Multiple Sands)
Lower Travis Peak Sands    7800 – 8200’
Potential Main Field Pay (Multiple Sands)
(1)
GMXR and PVOG average production forecast
(2)
2002 – 2005 historical costs; costs could go up in 2006

GMXR

160 BCFE
Proved 2005
(1)
260 BCFE
Probable
(2)
80 BCFE
Possible
(2)
Analyst’s Proved Reserve            Forecast YE06
First Albany Capital 1/23/06 245 BCFE
Ferris, Baker Watts, Inc. 1/23/06       320 BCFE
(1) Sproule Associates, Inc.
(2) 12/31/05 Company internal projections. EUR for 80s & 40s are the same, company expects 80s to increase & 40s to decrease eventually. .2 BCFE per CVS for
Travis Peak/Pettit Zones.  Includes New Mexico.
1P
3P 500 BCFE
‘GMXR’ NAV STRATEGY
Net
- Harvest & Grow
- Convert & Grow
- Convert & Grow
- Grow
Harvest & Convert Undeveloped Reserves

GMXR

Capital Expenditures
(1)
(1)
2006 is Company estimate based on past rig performance and existing contracts.
(2)
CAPEX includes Pipelines, compressors, rigs, acreage & completed well costs.
(3)
Diamond Blue Drilling Co. Wholly owned subsidiary of GMXR.
$93,000,000 126 gross/ 71 Net
75 gross/ 47 Net
2006 (1) 6 Rigs
$39,000,000 51 gross/ 24.3 Net
28 gross/ 13.3 Net
2005 1-4 Rigs
GMXR
CAPEX (2) YE CVS Producers CVS Drilling
New Mexico 2006   2-12 gross/ .3-11 Net;   4 Re-completions;  $2 mm CAPEX
Well by Well
2 yr 6/05 – 6/07
Own
Own
JV 50%
/ GMXR
100%
JV 30% & JV 50%
GMXR 100% Area
JV 30% Area
GMXR 100% Area
JV 50% Area
GMXR & PVA Shared
PVA
GMXR
PVA
GMXR
PVA
Unit #309
H & P #156
DBD #7
(3)
D & D #11
DBD #11
(3)
PVA
1)
2)
3)
4)
5)
6)
Contract Term Area Operator Rigs

GMXR

Recent Developments and Plans
6 Rigs Developing North Carthage
4 Rigs Drilling in JV Areas
2 more rigs coming in mid year, 1 in GMXR 100% Area; 1 in JV 50% Area
GMXR to own & operate 2 rigs
CAPEX should Double from $39 mm to $93 mm in 2006
Net Wells could Quadruple to 47 net 2006 from 12 net 2005
GMXR 100% Area 30 net wells
JV 50% Area 17 gross / 8.5 net wells
JV 30% Area 28 gross / 8.4 net wells
Year End Proved Reserves Double; CVS EUR Increased Again
64 BCFE YE04 to 160 BCFE YE05
500 BCFE 3P YE05

GMXR

Recent Developments and Plans
CVS Wells in JV 50% Area
Thickest, Cleanest Block of Taylor Sand
All Wells have UCVS, LTP, MTP, UTP & Pettit Gas Shows & Look Productive!
Warrants being Exercised February 2006
1,192,274 @ $12 = $14,307,288
361,527 Already Exercised
Acreage Acquisitions in 2005 Added 173 gross / 100 net CVS Locations
New Mexico Update
New Mexico Update
Gosden #1 Offsets Spud Jan. 06; 12,000’
Drilling Offset Twitty to be followed by Huskey
Scheduling14 San Andres Locations 5,500’ 1H06

GMXR

Balance Sheet Summary
* Hibernia National Bank 10/1/05.  Re-determination 4/1/06.
12% 3%
LTD to Equity
$32,407 $57,432
Shareholders Equity
$3,762 $1,493
Long-Term Debt
$40,991 $66,376
Total Assets
$35,956 $46,064
Oil & Natural Gas Properties
$862 $10,755
Cash and Cash Equivalents
Dec. 31, 2004 Sep. 30, 2005
($ in thousands)
Unused Credit Facility
*
$24,000,000
1,192,274 Warrants @$12 Expire 2/12/06 = $14,307,288
Available Cash      $38,000,000

GMXR

2006
Drilling Case
6 Rigs
GMXR / PVA Joint Venture
*
CVS wells only.  Wells < 8100’ omitted
(1)
CVS Producers drilled by others & used for proven support
JV 30% Area -
GMXR
30% WI
• 28 gross / 8.4 net CVS Wells
•
9,970 gross /3,031 net GMXR
Acres
•
212 gross / 65 net YE06
• 38 Producers Drilled +
(1)
GMXR
100% Area - 100% WI
•
30 CVS Wells
• •
8,831 gross / net GMXR
Acres
•
209 gross/ 209 net YE06
• 11 Producers Drilled +
(1)
JV 50% Area –
GMXR
50% WI
• • 17 gross / 8.5 net CVS Wells
•
8,052 gross / 4,086 net GMXR
Acres
•
198 gross / 100 net YE06
•
4 Producers Drilled (1)
2006 Well
CVS
Gas Well
GMXR
JV Acreage
GMXR
100% Acreage
*
Company internal estimates.   Schedule dependant upon rig efficiency.
Number of wells in JV Areas are from PVOG schedule 11/21/05.

GMXR

Resource Play Land Stats
40 acre density, 1,200’ separation, 467’ from lease line Field Rules
80% - 83.3% NRI Net Revenue
$250 - $500 per acre Brokerage
$150 - $200 per acre Bonus
26,853 gross / 15,948 net Acres YE05 est.
4,000 net acreage added
173 Gross / 100 Net 40 Acre Locations Added in 2005 !
GMXR and PVOG 20-40 contract laborers in field
Expansion / Development / Operations
14 E&P Competitors

GMXR

LOE & Tax/mcfe
(3)
(1.14 LOE + .47 Taxes)                         $1.61 3% L-T Debt / Total Capitalization:
e 2006 CAPEX:                                                     $93 Million $25,500,000 Working Capital plus unused credit line:
(5)
e 2005 CAPEX:                                                     $39 Million 57% Institutional Ownership:
(1)
$9 Million 2004 CAPEX: 24% Management Ownership:
(4)
93% Natural Gas Reserves: 413,000 30 Day Average Daily Volume
(1)
Proved Undeveloped:                                              115.5 BCFE 10,231,781 Shares Outstanding:
Proved Developed Non-Producing:                                     17.9 BCFE $481,000,000 Market Value:
(1)
Proved Developed Producing:                                      26.3 BCFE $34.00 - $45.85 30 Day Price Range:
Proved Reserves 12/31/05:
(2)
160 BCFE
$44.30
Recent Price:
Experienced Drilling & Completion Engineer 34 yrs. 56 Philip Gibson
Drilling P.E.
GMX Mar. 2003, 26 yrs drilling, completion & production
options 49 Richard Hart, Jr.
Operations Mgr. P.E
Consulting Reservoir Engineer.   30 years options 49 Timothy Benton
Reservoir P.E.
31 years Gas Marketing
options 56 Keith Leffel
VP Endeavor Pipeline
options
8.7%
8.8%
‘GMXR’
Land Management.  E & P 25 years
55 Gary Jackson
VP Land
CFO, EVP, Director, Co-Founder, NYSE.
24 years E & P 70 Ken Kenworthy, Sr.
CFO, EVP, Dir.
President, CEO, Chairman, Co-Founder, Geoscientist.
30 years E & P 49 Ken Kenworthy, Jr.
Pres., CEO, Chair
Background Age Name / Position
(1)
Nasdaq as of January 26, 2006.  Average Daily Volume is Last 30 Trading Days.
(2)
Proved Reserves Sproule & Assoc.
(3)
1
st
9 months 2005.
(4)
Ken Kenworthy, Jr.
and wife own 16.2% of common stock when combined.
(5)
Sept. 30, 2005, using credit facility.
GMX RESOURCES INC.  ‘GMXR’

GMXR

Glossary of Terms
Travis Peak/Pettit
TP/P
To begin drilling operations on a well. Spud Lower Morrow Sand LMS
Penn Virginia Oil and Gas PVOG Joint Venture JV
Penn Virginia Corporation PVA Finding and Development F & D
Proved Undeveloped Wells PUD Estimated Ultimate Recovery EUR
Probable Undeveloped Wells Prob
Estimated future gross revenue to be generated from the production of proved reserves, net of estimated production, future development costs, and future abandonment costs, using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related expenses such as general and administrative expenses, debt service and future income tax expense or to deprecation, depletion and amortization.
Estimated
Future Net
Revenues
When used with respect to oil and gas reserves, present value means the Estimated Future Net Revenues discounted using
an annual discount rate of 10%.
Present Value Exploration and Production E & P
Possible Undeveloped Wells Poss Carried Working Interest CWI
Private Investment Public Equity PIPE Completed Well Cost CWC
Petroleum Engineer PE Cotton Valley Sand Well CVS
Million cubic feet gas per day mmcfgpd Carthage Joint Venture CJV
Million cubic feet gas mmcfg Completed Cotton Valley CCV
One million cubic feet of gas equivalent MMCFe Capital Expenditures CAPEX
One million cubic feet of gas MMCF
Billion Cubic Feet Gas Equivalent  (oil & gas combined 6: 1 basis to gas equivalent)
BCFE
One thousand cubic feet of gas equivalent per day mcfepd barrel of oil bbl
One thousand cubic feet of gas equivalent MCFe Possible Reserves 3P
One thousand cubic feet of gas MCF Probable Reserves 2P
One thousand barrels of oil MBbls Proved Reserves 1P